EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 (File No.
333-____________) of our report dated February 2, 1998 included in MedQuist Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


                             /s/ Arthur Andersen LLP
                             -----------------------
                                 Arthur Andersen LLP

Philadelphia, PA

June 18, 1998